Exhibit 99.2 Disclaimer This information pack (the Pack ) has been prepared for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Enjoy Technology Inc. (“the Company”) and Marquee Raine Acquisition Corp. (“MRAC”) and is not to be used for any other purpose. Neither MRAC nor the Company has made any, and each makes no, representation or warranty, express or implied, herein as to the accuracy or completeness of the Pack. Additionally, each of MRAC and the Company disclaims all warranties, whether express, implied or statutory, including, without limitation, any implied warranties of title, non- infringement of third-party rights, merchantability, or fitness for a particular purpose with respect to the information contained in the Pack. To the fullest extent permitted by law, in no circumstances will the Company, MRAC or any of their subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of the Pack, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. The Pack discusses trends and markets that the Company’s leadership team believes will impact the development and success of the Company based on its current understanding of the marketplace. Industry and market data used in the Pack have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither the Company nor MRAC has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of the proposed business combination Forward-Looking Statements The Pack includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “would,” “should,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. “Forward-looking statements” include all statements about future plans and performance, regardless of whether the foregoing expressions are used to identify them. In addition, these forward-looking statements include, but are not limited to, statements regarding: estimates and forecasts of financial and performance metrics; projections of market opportunity and market share, expectations and timing related to the announcement of strategic partnerships; the potential success of the Company's business strategy; the Company’s research and development efforts; and the Company’s proposed plans to scale and expectations, including statements regarding the effectiveness and efficiency of its services. These statements are based on various assumptions, whether or not identified in the Pack, and on the current expectations of the Company’s and MRAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and MRAC. These forward-looking statements are subject to a number of risks and uncertainties, projections of market opportunity and market share, potential benefits and commercial attractiveness to its customers of the Company’s services, the potential success of the Company’s marketing and expansion strategies, the Company’s ability to scale, the potential benefits of the potential transactions (including with respect to stockholder value), and expectations related to the terms and timing of the potential business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of the Company or MRAC is not obtained; risks relating to the uncertainty of the projected financial information with respect to the Company; risks related to the rollout of the Company’s business strategy and the timing of expected business milestones; the effects of competition on the Company’s future business; risks related to political and macroeconomic uncertainty; the amount of redemption requests made by MRAC’s public shareholders; the ability of MRAC or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; the impact of the COVID-19 pandemic and those factors discussed in MRAC’s final prospectus filed on December 16, 2020, under the heading “Risk Factors,” and other documents of MRAC filed, or to be filed, including the proxy statement/ prospectus expected to be filed in connection with the business combination, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that are not presently known to the Company or MRAC or that the Company or MRAC currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of the Pack. The Company anticipates that subsequent events and developments will cause the Company’s and MRAC’s assessments to change. However, while the Company and MRAC may elect to update these forward-looking statements at some point in the future, the Company and MRAC specifically disclaim any obligation to do so unless required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s and MRAC’s assessments as of any date subsequent to the date of the Pack. Accordingly, undue reliance should not be placed upon the forward-looking statements. 1Exhibit 99.2 Disclaimer This information pack (the Pack ) has been prepared for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Enjoy Technology Inc. (“the Company”) and Marquee Raine Acquisition Corp. (“MRAC”) and is not to be used for any other purpose. Neither MRAC nor the Company has made any, and each makes no, representation or warranty, express or implied, herein as to the accuracy or completeness of the Pack. Additionally, each of MRAC and the Company disclaims all warranties, whether express, implied or statutory, including, without limitation, any implied warranties of title, non- infringement of third-party rights, merchantability, or fitness for a particular purpose with respect to the information contained in the Pack. To the fullest extent permitted by law, in no circumstances will the Company, MRAC or any of their subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of the Pack, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. The Pack discusses trends and markets that the Company’s leadership team believes will impact the development and success of the Company based on its current understanding of the marketplace. Industry and market data used in the Pack have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither the Company nor MRAC has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of the proposed business combination Forward-Looking Statements The Pack includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “would,” “should,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. “Forward-looking statements” include all statements about future plans and performance, regardless of whether the foregoing expressions are used to identify them. In addition, these forward-looking statements include, but are not limited to, statements regarding: estimates and forecasts of financial and performance metrics; projections of market opportunity and market share, expectations and timing related to the announcement of strategic partnerships; the potential success of the Company's business strategy; the Company’s research and development efforts; and the Company’s proposed plans to scale and expectations, including statements regarding the effectiveness and efficiency of its services. These statements are based on various assumptions, whether or not identified in the Pack, and on the current expectations of the Company’s and MRAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and MRAC. These forward-looking statements are subject to a number of risks and uncertainties, projections of market opportunity and market share, potential benefits and commercial attractiveness to its customers of the Company’s services, the potential success of the Company’s marketing and expansion strategies, the Company’s ability to scale, the potential benefits of the potential transactions (including with respect to stockholder value), and expectations related to the terms and timing of the potential business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of the Company or MRAC is not obtained; risks relating to the uncertainty of the projected financial information with respect to the Company; risks related to the rollout of the Company’s business strategy and the timing of expected business milestones; the effects of competition on the Company’s future business; risks related to political and macroeconomic uncertainty; the amount of redemption requests made by MRAC’s public shareholders; the ability of MRAC or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; the impact of the COVID-19 pandemic and those factors discussed in MRAC’s final prospectus filed on December 16, 2020, under the heading “Risk Factors,” and other documents of MRAC filed, or to be filed, including the proxy statement/ prospectus expected to be filed in connection with the business combination, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that are not presently known to the Company or MRAC or that the Company or MRAC currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of the Pack. The Company anticipates that subsequent events and developments will cause the Company’s and MRAC’s assessments to change. However, while the Company and MRAC may elect to update these forward-looking statements at some point in the future, the Company and MRAC specifically disclaim any obligation to do so unless required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s and MRAC’s assessments as of any date subsequent to the date of the Pack. Accordingly, undue reliance should not be placed upon the forward-looking statements. 1

Disclaimer Continued Use of Projections and Description of Key Partnerships The Pack contains projected financial information with respect to the Company, namely the Company’s revenue and non-GAAP financial measures, volume, total addressable market and Adjusted EBITDA for 2018 – 2025. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the projected financial information contained in the Pack, and the inclusion of such information in the Pack should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The independent registered public accounting firm of the Company has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in the Pack, and accordingly, does not express an opinion or provided any other form of assurance with respect thereto for the purpose of the Pack. The Pack contains descriptions of certain key business partnerships of the Company. These descriptions are based on the Company’s management team’s discussions with such counterparties and the latest available information and estimates as of the date of the Pack. In certain cases, such descriptions are subject to negotiation and execution of definitive agreements with such counterparties which have not been completed as of the date of the Pack and, as a result, such descriptions of key business partnerships of the Company, remain subject to change. Financial Information; Non-GAAP Financial Measures The financial information and data contained in the Pack is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in any proxy statement / prospectus filed by MRAC with the SEC in connection with the proposed business combination. In addition, all of the Company’s historical financial information included herein is preliminary and subject to change pending finalization of the 2020 audit of the Company in accordance with PCAOB auditing standards. Some of the financial information and data contained in the Pack, such as Adjusted EBITDA, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Adjusted EBITDA is defined as net income (loss), adjusted for income taxes, interest expense, interest income and other income or expense, unrealized loss on long-term convertible debt depreciation and amortization, stock-based compensation and one-time transaction related costs. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analyses and for budgeting and planning purposes. You can find the reconciliation of these measures to the nearest comparable GAAP measures on slide 51. MRAC and the Company believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. MRAC and the Company believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends. The Company’s method of determining these non-GAAP measures may be different from other companies' methods and, therefore, may not be comparable to those used by other companies and the Company does not recommend the sole use of these non-GAAP measures to assess its financial performance. The Company’s management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by the Company’s management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, the Company’s management presents non-GAAP financial measures in connection with GAAP results. No Offer or Solicitation The Pack does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Trademarks The Pack contains trademarks, service marks, trade names and copyrights of the Company, MRAC and other companies, which are the property of their respective owners. Additional Information and Where You Can Find It The proposed business combination will be submitted to the shareholders of MRAC for their consideration and approval at an extraordinary general meeting of shareholders. MRAC intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of MRAC, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all MRAC shareholders. The proxy statement/prospectus will contain important information about the proposed business combination and the other matters to be voted upon at the extraordinary general meeting of shareholders. MRAC also will file other documents regarding the proposed business combination with the SEC. Before making any voting decision, investors and security holders of MRAC are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed business combination. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by MRAC through the website maintained by the SEC at www.sec.gov.The documents filed by MRAC with the SEC also may be obtained free of charge upon written request to Marquee Raine Acquisition Corp., 65 East 55th Street, 24th Floor, New York, New York 10022. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED BUSINESS COMBINATION OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Participants in the Solicitation MRAC and its directors and executive officers may, under SEC rules, be deemed participants in the solicitation of proxies from MRAC’s shareholders in connection with the proposed business combination. MRAC shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of MRAC in MRAC’s Annual Report on Form 10-K for the fiscal year ended 2020, which was filed with the SEC on March 26, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to MRAC shareholders in connection with the proposed business combination and other matters to be voted upon at the extraordinary general meeting of shareholders will be set forth in the proxy statement/prospectus when available. You may obtain free copies of these documents from the sources described above. 2Disclaimer Continued Use of Projections and Description of Key Partnerships The Pack contains projected financial information with respect to the Company, namely the Company’s revenue and non-GAAP financial measures, volume, total addressable market and Adjusted EBITDA for 2018 – 2025. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the projected financial information contained in the Pack, and the inclusion of such information in the Pack should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The independent registered public accounting firm of the Company has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in the Pack, and accordingly, does not express an opinion or provided any other form of assurance with respect thereto for the purpose of the Pack. The Pack contains descriptions of certain key business partnerships of the Company. These descriptions are based on the Company’s management team’s discussions with such counterparties and the latest available information and estimates as of the date of the Pack. In certain cases, such descriptions are subject to negotiation and execution of definitive agreements with such counterparties which have not been completed as of the date of the Pack and, as a result, such descriptions of key business partnerships of the Company, remain subject to change. Financial Information; Non-GAAP Financial Measures The financial information and data contained in the Pack is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in any proxy statement / prospectus filed by MRAC with the SEC in connection with the proposed business combination. In addition, all of the Company’s historical financial information included herein is preliminary and subject to change pending finalization of the 2020 audit of the Company in accordance with PCAOB auditing standards. Some of the financial information and data contained in the Pack, such as Adjusted EBITDA, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Adjusted EBITDA is defined as net income (loss), adjusted for income taxes, interest expense, interest income and other income or expense, unrealized loss on long-term convertible debt depreciation and amortization, stock-based compensation and one-time transaction related costs. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analyses and for budgeting and planning purposes. You can find the reconciliation of these measures to the nearest comparable GAAP measures on slide 51. MRAC and the Company believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. MRAC and the Company believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends. The Company’s method of determining these non-GAAP measures may be different from other companies' methods and, therefore, may not be comparable to those used by other companies and the Company does not recommend the sole use of these non-GAAP measures to assess its financial performance. The Company’s management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by the Company’s management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, the Company’s management presents non-GAAP financial measures in connection with GAAP results. No Offer or Solicitation The Pack does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Trademarks The Pack contains trademarks, service marks, trade names and copyrights of the Company, MRAC and other companies, which are the property of their respective owners. Additional Information and Where You Can Find It The proposed business combination will be submitted to the shareholders of MRAC for their consideration and approval at an extraordinary general meeting of shareholders. MRAC intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of MRAC, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all MRAC shareholders. The proxy statement/prospectus will contain important information about the proposed business combination and the other matters to be voted upon at the extraordinary general meeting of shareholders. MRAC also will file other documents regarding the proposed business combination with the SEC. Before making any voting decision, investors and security holders of MRAC are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed business combination. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by MRAC through the website maintained by the SEC at www.sec.gov.The documents filed by MRAC with the SEC also may be obtained free of charge upon written request to Marquee Raine Acquisition Corp., 65 East 55th Street, 24th Floor, New York, New York 10022. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED BUSINESS COMBINATION OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Participants in the Solicitation MRAC and its directors and executive officers may, under SEC rules, be deemed participants in the solicitation of proxies from MRAC’s shareholders in connection with the proposed business combination. MRAC shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of MRAC in MRAC’s Annual Report on Form 10-K for the fiscal year ended 2020, which was filed with the SEC on March 26, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to MRAC shareholders in connection with the proposed business combination and other matters to be voted upon at the extraordinary general meeting of shareholders will be set forth in the proxy statement/prospectus when available. You may obtain free copies of these documents from the sources described above. 2

Certain Risks Related to Enjoy Technology Inc. All references to the “Company,” “Enjoy,” “we,” “us” or “our” in this presentation refer to the business of Enjoy Technology Inc. The risks presented below • Our global operations involve additional risks, and our exposure to these risks will increase as our business continues to expand. are certain of the general risks related to the Company’s business, industry and ownership structure and are not exhaustive. The list below has been prepared • Failure to adequately protect, maintain or enforce our intellectual property rights could substantially harm our business solely for purposes of the private placement transaction, and solely for potential private placement investors, and not for any other purpose. and results of operations. You should carefully consider these risks and uncertainties and carry out your own diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in this offering before making an investment decision. The list below is qualified in its entirety • Our platform utilizes open source software, and any failure to comply with the terms of these open source licenses could negatively by disclosures contained in future filings by the Company, or by third parties (including MRAC.) with respect to the Company, with the United States Securities affect our business. and Exchange Commission (“SEC”). These risks speak only as of the date of this presentation and we make no commitment to update such disclosure. The risks highlighted in future filings with the SEC may differ significantly from and will be more extensive than those presented below. • Defects, errors, or vulnerabilities in our applications, backend systems or other technology systems and those of third-party technology providers, including our logistics systems and procedures, could harm our reputation and strategic partnerships and adversely impact our business, financial condition, and results of • The COVID-19 pandemic is unprecedented and has impacted, and may continue to impact, our key metrics and results of operations operations. in numerous ways that remain volatile and unpredictable. • We may be subject to general litigation, regulatory disputes and government inquiries. • We have a limited operating history with a new model and strategy for delivering product and services in an evolving industry, which makes it difficult to evaluate our future prospects and may increase the risk that we will not be successful. • Our use and processing of personal information and other data is subject to laws and obligations relating to privacy, data security and data protection, and the actual or perceived failure by us or our vendors to comply with such laws and obligations could harm our business. • We expect a number of factors to cause our results of operations to fluctuate on a quarterly and annual basis, which may make it difficult to predict our future performance. • We may be subject to cybersecurity attacks. Any actual or perceived security or privacy breach could interrupt our operations, harm our brand, and adversely affect our reputation, brand, business, financial condition and results of operations. • We rely on consumer discretionary spending, which is adversely affected by economic downturns, including economic recession or depression, and other macroeconomic conditions or trends. • Our ability to use our net operating loss carryforwards and certain other tax attributes to offset taxable income or reduce our taxes may be limited. • We depend on our highly skilled employees to grow and operate our business, and if we are unable to hire, retain, manage, compensate appropriately, train, and motivate our employees, or if our employees do not perform as we anticipate, particularly • Enjoy may be subject to securities litigation, which is expensive and could divert management attention. in our productivity models, we may not be able to grow effectively and our business, financial condition, and results of operations • Future resales of common stock after the consummation of the proposed business combination may cause the market price of Enjoy’s securities could be adversely affected. to drop significantly, even if Enjoy’s business is doing well. • The loss of key senior management personnel could harm our business and future prospects. • Enjoy’s business and service model are new and untested, without a proven precedent, and we may fail to achieve the degree of market acceptance by partners and • The market for the mobile retail store is still in relatively early stages of growth, and if this market does not continue to grow, consumers necessary for commercial success and meeting our financial forecast. grow slower than we expect, or fail to grow as large as we expect, our business, financial condition, and results of operations • Our ability to scale and meet the expectations of our partners may be adversely impacted due to factors beyond our control, which could have could be adversely affected. an adverse effect on our business, reputation, financial performance, financial condition and cash flows, and could expose us to liability. • We are involved in and may pursue strategic relationships. We may have limited control over such relationships, and these relationships • Two partners account for a significant portion of our revenue, and loss of or reduction in business from, or consolidation of, these or any other major partners could may not provide the anticipated benefits. have a material adverse effect on our business, financial condition, financial performance and prospects. • We are committed to expanding our services offering and enhancing the mobile retail experience, which will require significant operating • Our SaaS platform relies on specific third-party logistics and mapping software and any inability to license or use such software from third parties could render our expenditures, may not maximize short-term financial results and may yield results that conflict with the market’s expectations, which could platform inoperable.  result in our stock price being adversely affected. • Our partners do not currently depend on a local, in-home sales team, and the development of their own sales team, rather than their reliance on Enjoy, could • Risks associated with our current and future partners for whom we provide services and deliver product could adversely affect our financial performance as negatively affect our business. well as our reputation and strategic partnerships. • Our policies, procedures and programs to safeguard the health, safety and security of our team members, customers and others may not be adequate. Any actual or • We may be unable to source new partners or strengthen our relationships with current partners. alleged improper conduct by our team members, including as a result of motor vehicle accidents or the improper conduct • We rely on third-party background check providers to screen potential employees, including members of our Mobile Retail sales team (“Experts”), of Experts that have in the past resulted in inquiries, legal proceedings and/or damages, may in the future expose us to legal risk and damage our reputation. and if such providers fail to provide accurate information or we do not maintain business relationships with them, our business, financial condition, • We may need additional capital to pursue our business objectives and respond to business opportunities, challenges or unforeseen circumstances, and we cannot be and results of operations could be adversely affected. certain that additional financing will be available, which could limit our ability to grow and jeopardize our ability to continue our business operations. • Enjoy identified material weaknesses in its internal control over financial reporting. If Enjoy is unable to remediate these material weaknesses, • We distribute products from a limited number of suppliers. We may experience unexpected supply shortages and may have difficulty obtaining the products that we or if it identifies additional material weaknesses in the future or otherwise fails to maintain an effective system of internal controls, it may not need from suppliers as a result of unexpected demand or production difficulties that might extend lead times. Also, products may not be available to us in quantities be able to accurately or timely report its financial condition or results of operations, which may adversely affect Enjoy’s business and stock price. enough to meet our customer demand. Our inability to obtain products from suppliers in sufficient quantities, • If we are unable to maintain effective internal control over financial reporting, investors may lose confidence in the accuracy of our financial reports. or at all, could adversely affect our product offerings and our business and impact our financial forecasts and guidance. • Our ability to raise capital in the future may be limited, and our failure to raise capital when needed could inhibit our growth. • Our financial performance can be affected by the mix of products we sell during a given period. There can be no guarantees that we will be able to successfully alter or expand our product mix to include higher gross margin products. Our financial forecasts and guidance after the proposed business • Our recent growth rates may not be sustainable or indicative of our future growth. combination are expected to include assumptions about product sales mixes. If actual results vary from this projected product mix of sales, our results of operations and financial condition could be adversely affected. • We may not succeed in promoting and sustaining our brand or strategic partnerships, which could subject us to litigation and have an adverse effect on our reputation and harm our business. • Our brand, reputation and business may be harmed if our Experts are too aggressive in their sales tactics and communications with customers. Such tactics could also expose us to legal risk. • We have a history of net losses, we anticipate increasing expenses in the future, and we may not be able to maintain or increase profitability in the future. • Our consolidated financial statements at December 31, 2020 have been prepared on a going concern basis, which assumes that we will be able to realize our assets and discharge our liabilities in the normal course of business.  The Company’s business will require significant • We may face difficulties as we expand our operations into new local markets in which we have limited or no prior operating experience. amounts of capital to sustain operations and the Company will need to make the investments it needs to execute its long-term business plans. Any such financing may not be available to the Company on favorable terms, if at all. 3Certain Risks Related to Enjoy Technology Inc. All references to the “Company,” “Enjoy,” “we,” “us” or “our” in this presentation refer to the business of Enjoy Technology Inc. The risks presented below • Our global operations involve additional risks, and our exposure to these risks will increase as our business continues to expand. are certain of the general risks related to the Company’s business, industry and ownership structure and are not exhaustive. The list below has been prepared • Failure to adequately protect, maintain or enforce our intellectual property rights could substantially harm our business solely for purposes of the private placement transaction, and solely for potential private placement investors, and not for any other purpose. and results of operations. You should carefully consider these risks and uncertainties and carry out your own diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in this offering before making an investment decision. The list below is qualified in its entirety • Our platform utilizes open source software, and any failure to comply with the terms of these open source licenses could negatively by disclosures contained in future filings by the Company, or by third parties (including MRAC.) with respect to the Company, with the United States Securities affect our business. and Exchange Commission (“SEC”). These risks speak only as of the date of this presentation and we make no commitment to update such disclosure. The risks highlighted in future filings with the SEC may differ significantly from and will be more extensive than those presented below. • Defects, errors, or vulnerabilities in our applications, backend systems or other technology systems and those of third-party technology providers, including our logistics systems and procedures, could harm our reputation and strategic partnerships and adversely impact our business, financial condition, and results of • The COVID-19 pandemic is unprecedented and has impacted, and may continue to impact, our key metrics and results of operations operations. in numerous ways that remain volatile and unpredictable. • We may be subject to general litigation, regulatory disputes and government inquiries. • We have a limited operating history with a new model and strategy for delivering product and services in an evolving industry, which makes it difficult to evaluate our future prospects and may increase the risk that we will not be successful. • Our use and processing of personal information and other data is subject to laws and obligations relating to privacy, data security and data protection, and the actual or perceived failure by us or our vendors to comply with such laws and obligations could harm our business. • We expect a number of factors to cause our results of operations to fluctuate on a quarterly and annual basis, which may make it difficult to predict our future performance. • We may be subject to cybersecurity attacks. Any actual or perceived security or privacy breach could interrupt our operations, harm our brand, and adversely affect our reputation, brand, business, financial condition and results of operations. • We rely on consumer discretionary spending, which is adversely affected by economic downturns, including economic recession or depression, and other macroeconomic conditions or trends. • Our ability to use our net operating loss carryforwards and certain other tax attributes to offset taxable income or reduce our taxes may be limited. • We depend on our highly skilled employees to grow and operate our business, and if we are unable to hire, retain, manage, compensate appropriately, train, and motivate our employees, or if our employees do not perform as we anticipate, particularly • Enjoy may be subject to securities litigation, which is expensive and could divert management attention. in our productivity models, we may not be able to grow effectively and our business, financial condition, and results of operations • Future resales of common stock after the consummation of the proposed business combination may cause the market price of Enjoy’s securities could be adversely affected. to drop significantly, even if Enjoy’s business is doing well. • The loss of key senior management personnel could harm our business and future prospects. • Enjoy’s business and service model are new and untested, without a proven precedent, and we may fail to achieve the degree of market acceptance by partners and • The market for the mobile retail store is still in relatively early stages of growth, and if this market does not continue to grow, consumers necessary for commercial success and meeting our financial forecast. grow slower than we expect, or fail to grow as large as we expect, our business, financial condition, and results of operations • Our ability to scale and meet the expectations of our partners may be adversely impacted due to factors beyond our control, which could have could be adversely affected. an adverse effect on our business, reputation, financial performance, financial condition and cash flows, and could expose us to liability. • We are involved in and may pursue strategic relationships. We may have limited control over such relationships, and these relationships • Two partners account for a significant portion of our revenue, and loss of or reduction in business from, or consolidation of, these or any other major partners could may not provide the anticipated benefits. have a material adverse effect on our business, financial condition, financial performance and prospects. • We are committed to expanding our services offering and enhancing the mobile retail experience, which will require significant operating • Our SaaS platform relies on specific third-party logistics and mapping software and any inability to license or use such software from third parties could render our expenditures, may not maximize short-term financial results and may yield results that conflict with the market’s expectations, which could platform inoperable. result in our stock price being adversely affected. • Our partners do not currently depend on a local, in-home sales team, and the development of their own sales team, rather than their reliance on Enjoy, could • Risks associated with our current and future partners for whom we provide services and deliver product could adversely affect our financial performance as negatively affect our business. well as our reputation and strategic partnerships. • Our policies, procedures and programs to safeguard the health, safety and security of our team members, customers and others may not be adequate. Any actual or • We may be unable to source new partners or strengthen our relationships with current partners. alleged improper conduct by our team members, including as a result of motor vehicle accidents or the improper conduct • We rely on third-party background check providers to screen potential employees, including members of our Mobile Retail sales team (“Experts”), of Experts that have in the past resulted in inquiries, legal proceedings and/or damages, may in the future expose us to legal risk and damage our reputation. and if such providers fail to provide accurate information or we do not maintain business relationships with them, our business, financial condition, • We may need additional capital to pursue our business objectives and respond to business opportunities, challenges or unforeseen circumstances, and we cannot be and results of operations could be adversely affected. certain that additional financing will be available, which could limit our ability to grow and jeopardize our ability to continue our business operations. • Enjoy identified material weaknesses in its internal control over financial reporting. If Enjoy is unable to remediate these material weaknesses, • We distribute products from a limited number of suppliers. We may experience unexpected supply shortages and may have difficulty obtaining the products that we or if it identifies additional material weaknesses in the future or otherwise fails to maintain an effective system of internal controls, it may not need from suppliers as a result of unexpected demand or production difficulties that might extend lead times. Also, products may not be available to us in quantities be able to accurately or timely report its financial condition or results of operations, which may adversely affect Enjoy’s business and stock price. enough to meet our customer demand. Our inability to obtain products from suppliers in sufficient quantities, • If we are unable to maintain effective internal control over financial reporting, investors may lose confidence in the accuracy of our financial reports. or at all, could adversely affect our product offerings and our business and impact our financial forecasts and guidance. • Our ability to raise capital in the future may be limited, and our failure to raise capital when needed could inhibit our growth. • Our financial performance can be affected by the mix of products we sell during a given period. There can be no guarantees that we will be able to successfully alter or expand our product mix to include higher gross margin products. Our financial forecasts and guidance after the proposed business • Our recent growth rates may not be sustainable or indicative of our future growth. combination are expected to include assumptions about product sales mixes. If actual results vary from this projected product mix of sales, our results of operations and financial condition could be adversely affected. • We may not succeed in promoting and sustaining our brand or strategic partnerships, which could subject us to litigation and have an adverse effect on our reputation and harm our business. • Our brand, reputation and business may be harmed if our Experts are too aggressive in their sales tactics and communications with customers. Such tactics could also expose us to legal risk. • We have a history of net losses, we anticipate increasing expenses in the future, and we may not be able to maintain or increase profitability in the future. • Our consolidated financial statements at December 31, 2020 have been prepared on a going concern basis, which assumes that we will be able to realize our assets and discharge our liabilities in the normal course of business. The Company’s business will require significant • We may face difficulties as we expand our operations into new local markets in which we have limited or no prior operating experience. amounts of capital to sustain operations and the Company will need to make the investments it needs to execute its long-term business plans. Any such financing may not be available to the Company on favorable terms, if at all. 3

Enjoy Technology Videos What is Enjoy? The Enjoy Experience Enjoy’s Technology Platform https://vimeo.com/showcase/whatisenjoy https://vimeo.com/502398241/f680144956 https://vimeo.com/515915606/2ae7417179 4Enjoy Technology Videos What is Enjoy? The Enjoy Experience Enjoy’s Technology Platform https://vimeo.com/showcase/whatisenjoy https://vimeo.com/502398241/f680144956 https://vimeo.com/515915606/2ae7417179 4

Enjoy Technology | Marquee Raine Acquisition Corp. March 2021 5Enjoy Technology | Marquee Raine Acquisition Corp. March 2021 5

Marquee Raine (MRAC) Overview

MARQUEE

Successful Sports Brand and Franchise Operators

- Led transformation of the Chicago Cubs and created adjacent media, hospitality, and real estate businesses, growing enterprise value by over 5x in 10 years
- Manages one of largest revenue generating sports assets in the world, with a deep network of sector relationships and connectivity


Investing
Advising
Operating
A 10+ year relationship in the making between two significant participants across growth TMT
MARQUEE RAINE
ACQUISITION CORP.
Powerful combination of highly complementary experiences and relationships

RAINE

TMT-focused Advisory and Investment Platform

- Over $3.3B in AUM and advisory experience in 170+ transactions, representing $400B+ in total deal volume
- Advisory and investment experience in four announced or closed SPAC mergers since 2019
- ~90-person team of investment professionals

ENJOY 6

Why MRAC is excited about Enjoy Customers love it Partners love it Maximum convenience, minimized Turns delivery into incremental friction, underscored by category- sales opportunity leading NPS First mover advantage in huge TAM Visionary founder supported Massive tailwinds, driven by shift by strong team to online and reduction of retail High quality management team footprints; contractual relationships backed by seasoned investor base create moat against new entrants Attractive financial profile Relative and fundamental valuation Strong growth and unit economics, Modest valuation given stage, with visible path to profitability trajectory and opportunity 7Why MRAC is excited about Enjoy Customers love it Partners love it Maximum convenience, minimized Turns delivery into incremental friction, underscored by category- sales opportunity leading NPS First mover advantage in huge TAM Visionary founder supported Massive tailwinds, driven by shift by strong team to online and reduction of retail High quality management team footprints; contractual relationships backed by seasoned investor base create moat against new entrants Attractive financial profile Relative and fundamental valuation Strong growth and unit economics, Modest valuation given stage, with visible path to profitability trajectory and opportunity 7

MRAC’s unique value-added capabilities Significant experience supporting disruptive, growth-oriented companies in strategic advisory 1 and corporate development Entrepreneurial mindset and track record of partnering with founder-led businesses 2 Deep network of global telecommunications and consumer electronics relationships 3 In-depth experience with SPAC targets and new public companies 4 Brand amplification benefits as a result of partnering with high profile sponsor 5 Experience in scaling businesses to adjacent verticals 6 8 Select representative investments (Raine, Marquee) and advisory clients (Raine) included above.MRAC’s unique value-added capabilities Significant experience supporting disruptive, growth-oriented companies in strategic advisory 1 and corporate development Entrepreneurial mindset and track record of partnering with founder-led businesses 2 Deep network of global telecommunications and consumer electronics relationships 3 In-depth experience with SPAC targets and new public companies 4 Brand amplification benefits as a result of partnering with high profile sponsor 5 Experience in scaling businesses to adjacent verticals 6 8 Select representative investments (Raine, Marquee) and advisory clients (Raine) included above.

Track record of partnerships with best-in-class operators and investors validates our conviction in Enjoy Partnership Partnership Partnership Partnership 2014 2015 2016 2017 2018 2019 2020 2021 Founded Seed Series A Series B Series C Lead Lead Lead Lead Top-tier partners have supported Enjoy from founding to its imminent public market debut 9Track record of partnerships with best-in-class operators and investors validates our conviction in Enjoy Partnership Partnership Partnership Partnership 2014 2015 2016 2017 2018 2019 2020 2021 Founded Seed Series A Series B Series C Lead Lead Lead Lead Top-tier partners have supported Enjoy from founding to its imminent public market debut 9

Ron Johnson: Five decades of retail disruption “Ron has a history of seeing around corners, and has been at the forefront of many great inflection points of retail innovation.” – Gene Munster M.P. Loup Ventures Ron Johnson Founder & CEO Made great design Founded the Invented the affordable Apple Store Mobile Store 10Ron Johnson: Five decades of retail disruption “Ron has a history of seeing around corners, and has been at the forefront of many great inflection points of retail innovation.” – Gene Munster M.P. Loup Ventures Ron Johnson Founder & CEO Made great design Founded the Invented the affordable Apple Store Mobile Store 10

Enjoy started with a simple question: “What if the best of the store could come to you?” 11Enjoy started with a simple question: “What if the best of the store could come to you?” 11

So we invented the Mobile Store – a new channel that combines the convenience of online with the best of a retail experience 12So we invented the Mobile Store – a new channel that combines the convenience of online with the best of a retail experience 12

We saw the potential to unlock a large, untapped opportunity To the Door Through the Door Digital channels have made it easier to shop We see a large opportunity to rethink the without having to leave the home, but the shopping journey and deliver a comprehensive experience stops short at the door. experience right in the comfort of a home. Experience Speed Convenience E-commerce Photography captured prior to COVID-19 13We saw the potential to unlock a large, untapped opportunity To the Door Through the Door Digital channels have made it easier to shop We see a large opportunity to rethink the without having to leave the home, but the shopping journey and deliver a comprehensive experience stops short at the door. experience right in the comfort of a home. Experience Speed Convenience E-commerce Photography captured prior to COVID-19 13

Once in the home, Enjoy provides the experience of a traditional retail store, but better Delivery Set Up Activation Demo Trade-in Shopping Accessories Add-on Services Some photography captured prior to COVID-19 14Once in the home, Enjoy provides the experience of a traditional retail store, but better Delivery Set Up Activation Demo Trade-in Shopping Accessories Add-on Services Some photography captured prior to COVID-19 14

The key to our world-class customer service is our incredible field team Passion Experience Connected Full Time Culture For Tech Obsessed Employees Our employees have a passion Kindness and the ability to Enjoy Experts are all employees With our tools, field teams for technology and helping make a deep connection with with generous benefits. Happy are better connected in a customers get the most out of it. our customers is paramount. employees mean happy customers. remote world than is possible in a physical store. 15The key to our world-class customer service is our incredible field team Passion Experience Connected Full Time Culture For Tech Obsessed Employees Our employees have a passion Kindness and the ability to Enjoy Experts are all employees With our tools, field teams for technology and helping make a deep connection with with generous benefits. Happy are better connected in a customers get the most out of it. our customers is paramount. employees mean happy customers. remote world than is possible in a physical store. 15

Who is the Enjoy experience for? Well, almost everyone

Millennials and Gen Z



Demand convenience, appreciate the help

Customers who are used to getting everything delivered to their doorstep, from dinner to toothpaste.

Busy Parents



Busy schedules, screaming kids

Customers handling the needs of their household or working from home with a busy schedule.

Work from Home



Home is everything, can shop 7 days a week

Customers whose entire life revolves around the home. From work to working out, they don't have time to go to the store.

Demanding Pros



Can't be bothered, setup while I work

Customers who don't have time to deal with the "little things" and expect things to just work from the get go.

The not-so Tech Savvy



Value the help, love the handholding

Customers who require dedicated attention to get their products and services working.

ENJOY 16

1 We are making customers happy at industry-leading levels Enjoy’s lifetime Net Promoter Score (NPS) far surpasses other industry groups 88 75 64 59 56 45 45 44 35 29 2 Enjoy Healthcare Education Technology Logistics Multi-Channel Retail Consumer Brands Travel, Hospitality Financial Services Telecom Source: Industry benchmark CustomerGuage 1 Happiness measured through Lifetime NPS 17 2 Lifetime NPS for surveyed Enjoy customers1 We are making customers happy at industry-leading levels Enjoy’s lifetime Net Promoter Score (NPS) far surpasses other industry groups 88 75 64 59 56 45 45 44 35 29 2 Enjoy Healthcare Education Technology Logistics Multi-Channel Retail Consumer Brands Travel, Hospitality Financial Services Telecom Source: Industry benchmark CustomerGuage 1 Happiness measured through Lifetime NPS 17 2 Lifetime NPS for surveyed Enjoy customers

We serve some of the world's largest companies

AT&T	BT / EE	ROGERS	Apple
#1	**#1**	**#1**	**#1**
U.S. Market Share (Revenue)	**U.K. Market Share** (Total subscribers)	**Canada Market Share** (Wireless)	**U.S. Market Share** (Mobile devices)
180M+ Subscribers	**30M+** Subscribers	**10M+** Subscribers	**1.5B+** Active Devices

Sources:
AT&T Figures: Factset Estimates, Company Annual Report 2019
BT-EE Figures: Company Website, Telegeography GlobalComms Database
Rogers Figures: Wall Street Research (Desjardins, July 23, 2020), Company quarterly financial statements
Apple Figures: Counterpoint Technology Market Research, Q1 2020 Earnings Release Transcript

ENJOY 18

We offer hardware and subscription services with every Partner

AT&T | BT / EE | ROGERS | Apple

Products









Subscriptions / Services

AT&T	BT / EE	Rogers	Apple
AT&T fiber	EE Full Cover	ROGERS Infinite.	AppleCare
AT&T tv	BT Fibre	Device Protection	Apple TV+
UNLIMITED YOUR WAY™	BT Complete Wi-Fi		Apple Fitness+
Device Protection	BT Broadband		Apple News+
	BT Sport		Apple One
			iCloud
			Apple Music
			Apple Arcade

ENJOY 19

Our monetization strategy provides Win-Win-Win dynamics

We turn a cost center into a profit center for our Partners

Purchase


Checkout

Enjoy does not recognize any revenue from the Product sold by the Partner

Delivery & Setup



Enjoy earns a fee for the delivery & setup of the product & overall customer experience[1]

Hardware & Accessories



Enjoy earns revenue for incremental hardware & accessories sold in visit[1]

Subscriptions & Services



Enjoy earns revenue for incremental subscriptions & services sold in visit[1]

	Purchase	Delivery & Setup	Hardware & Accessories	Subscriptions & Services
Enjoy		$	$	$
Partner	$	-	$	$
	Partner keeps entire gross margin of initial product sold	Partner delivery and setup fee is offset by eliminating shipping cost, and saving money on reduced fraud, and lower returns and call center costs.	Partner shares a portion of gross margin on sales by Enjoy in visit.	Partner shares a portion of gross margin on sales by Enjoy in visit.

Source: Company Management
1 Varies by Partner

ENJOY 20

The COVID-19 pandemic has accelerated pre-existing trends driving the shift to Commerce at Home

Accelerating Shift to E-commerce

27%

Online penetration of U.S. retail sales in 2020[1]



Accelerated Shift to Work from Home

71%

U.S. Labor Force working from home[2]



Traditional, Physical Retail Model is Broken

2.5x

Net store closure rate in 2021[3]



Source: Digital Commerce 360, Pew Research, Coresight Research

1 E-commerce penetration based on US Census Bureau Quarterly US Retail Sales data last revised on 18-Aug-2020.

2 U.S. labor force working from home as of Oct-2020. Prior to the COVID-19 pandemic, only 20% of the U.S. labor force worked from home.

3 Ratio of estimated store closures to estimated store openings in 2021.

ENJOY 21

We are in the early stages of adoption

E-commerce
Retail E-commerce as a % of Total US Retail Commerce[1, 2]



4%
11%
27%
2009
2019
2020E

Online Food Delivery
Online Food Delivery as a % of Total US Restaurant Sales[2, 3]



2%
4%
10%
2018
2019
Q3 '20

Enjoy Mobile Stores
Mobile Stores as a % of Total Retail Sales[2, 4]



<1%
2020

1 E-commerce penetration based on US Census Bureau Quarterly US Retail Sales data last revised on 18-Aug-2020.
2 Projections use Enjoy management estimates. With respect to projections, see slide 2 "Use of Projections and Description of Key Partnerships" under "Disclaimer."
3 Online Food Delivery penetration based on US Online Food Delivery GOV estimated by dividing monthly US Marketplace GOV by monthly US category share from Edison Trends from Jan-2018 to Sep-2020, expressed as a percentage of 2018, 2019 and YTD Q3'20 Total US Restaurant Sales based on Euromonitor International Limited.
4 Mobile Store penetration based on management projections.

ENJOY 22

Deep Partner and customer trust accelerates flywheel Additional Mobile Stores Deeper High NPS Monetization Experience TRUST TRUST Access to Uplift in Additional Solutions Solutions Purchased Increase in Partner ROI 23Deep Partner and customer trust accelerates flywheel Additional Mobile Stores Deeper High NPS Monetization Experience TRUST TRUST Access to Uplift in Additional Solutions Solutions Purchased Increase in Partner ROI 23

1 Today, we are in 85 locations, with many at profitable scale 50%+ Population Coverage 200M+ Addressable Customers U.S. and Canada U.K. 24 Source: Company management 1 Time period: 2H 20201 Today, we are in 85 locations, with many at profitable scale 50%+ Population Coverage 200M+ Addressable Customers U.S. and Canada U.K. 24 Source: Company management 1 Time period: 2H 2020

By 2025 we expect to expand with our current Partners and serve the leading communications companies in the following countries: United States United Kingdom Canada Current 1 By 2025 Germany France Japan Spain Italy Australia 25 1 Projections use Enjoy management estimates. With respect to projections, see slide 2 “Use of Projections and Description of Key Partnerships” under “Disclaimer.”By 2025 we expect to expand with our current Partners and serve the leading communications companies in the following countries: United States United Kingdom Canada Current 1 By 2025 Germany France Japan Spain Italy Australia 25 1 Projections use Enjoy management estimates. With respect to projections, see slide 2 “Use of Projections and Description of Key Partnerships” under “Disclaimer.”

How does it work?
Imagine the store comes to you as soon as today

1

Order Placed

Default Integration in Partner Checkout



Checkout

At the time of purchase, customers select a 2-hour window for their free at home experience, as soon as today.

2

Status Updates



Your Expert Drew will be delivering your order today. For safety, they'll be practicing social distancing and providing contactless help with setup.
They'll contact you soon to coordinate.

Enjoy's proprietary technology assigns Experts and suggests inventory in real-time. Experts initiate communications with customers via text and phone calls.

3

At Home Experience



Photography captured prior to COVID-19

The Enjoy Expert gets customers up and running on their new devices. They create a personalized experience with additional subscription services and hardware for immediate purchase.

ENJOY 26

The simplicity of the experience is driven by a highly sophisticated, proprietary set of technology APIs, Apps, and Systems 1 2 3 4 Partner Integration Scheduling and Routing Inventory and Logistics Modern Retail Tools Foundation of Applications, Systems, and Data Science 27 LorumThe simplicity of the experience is driven by a highly sophisticated, proprietary set of technology APIs, Apps, and Systems 1 2 3 4 Partner Integration Scheduling and Routing Inventory and Logistics Modern Retail Tools Foundation of Applications, Systems, and Data Science 27 Lorum

Enjoy has almost zero customer acquisition cost Our Partners drive customers to Enjoy via deep integrations in their channels Online Call Centers Stores Need new image Need new image Enjoy is the default delivery option Partner call center employees are Company-owned and Authorized Retailers in the shopping cart with our North trained and encouraged to select can place an Enjoy order for customers if American communication Partners. Enjoy for every customer. they are out of stock or don’t have capacity. 28Enjoy has almost zero customer acquisition cost Our Partners drive customers to Enjoy via deep integrations in their channels Online Call Centers Stores Need new image Need new image Enjoy is the default delivery option Partner call center employees are Company-owned and Authorized Retailers in the shopping cart with our North trained and encouraged to select can place an Enjoy order for customers if American communication Partners. Enjoy for every customer. they are out of stock or don’t have capacity. 28

Asset light approach sets the stage for rapid scalability Enjoy Houses Vehicles Inventory Leased warehouses provide Our vehicle fleet is fully 100% consigned inventory a meeting space for our teams, leased, flexing to demand minimizes working capital and securely house consigned and reducing capital outlay. requirements. inventory and vehicles. 29Asset light approach sets the stage for rapid scalability Enjoy Houses Vehicles Inventory Leased warehouses provide Our vehicle fleet is fully 100% consigned inventory a meeting space for our teams, leased, flexing to demand minimizes working capital and securely house consigned and reducing capital outlay. requirements. inventory and vehicles. 29

Enjoy is focused on building the future with the right team

Founder-Led, Multi-Disciplinary Management Team

- **Ron Johnson** — Founder, CEO
- **Fareed Khan** — Chief Financial Officer — Kellogg's
- **Jonathan Mariner** — Chief Administrative & People Officer
- **Tom Suiter** — Co-Founder — PIXAR
- **Kunal Malik** — Chief Technology Officer — FACEBOOK
- **Melissa Bates** — Chief Strategy Officer — McKinsey & Company
- **Nick Hale** — MD Europe — BT
- **Anil Gandham** — Chief Revenue Officer — PayPal
- **Samantha Villanueva-Meyer** — Chief Legal Officer — RICE
- **Ettienne Brandt**[1] — Chief Commercial Officer — BT

Seasoned Board

- Ron Johnson
- Jonathan Mariner
- Fred Harman
- Gideon Yu
- Michael Marks
- Denise Young Smith
- Tom Ricketts
- Brett Varsov

Strong Investors

L Catterton · Kleiner Perkins · Riverwood Capital · Highland Capital Partners · Oak Investment Partners · andreessen horowitz · StamosCapital · Google · BT · Rogers

1 Starting April 1, 2021

ENJOY 30

Our Market Opportunity & Financials 31Our Market Opportunity & Financials 31

We believe we have considerable runway with our current Partners and a robust TAM with future Partners

	Current Partners		Current Categories; New Partners	
	Current Regions[1]	New Regions	Developed World Carriers	Global Consumer Electronics
TAM	$35B *Cumulative Addressable Market*	→ $48B *+$13B* *Cumulative Addressable Market*	→ $123B *+$75B* *Cumulative Addressable Market*	→ $265B *+$142B* *Cumulative Addressable Market*
Cumulative Revenue Opportunity at 10% Market Share	$3B Cumulative Revenue Opportunity	$5B Cumulative Revenue Opportunity	$12B Cumulative Revenue Opportunity	$26B Cumulative Revenue Opportunity
EBITDA Opportunity at 10% Market Share[2]	$1.0B Cumulative EBITDA Opportunity	$1.4B Cumulative EBITDA Opportunity	$3.7B Cumulative EBITDA Opportunity	$7.9B Cumulative EBITDA Opportunity

Source: Gartner, Passport, Company Management, Wall Street Research
Note: Assumes illustrative RPV of $150 for current and new Partners. Current Partners visits reflect Partners' public company data. Current Categories: new Partners visits reflect developed world cellular subscriptions and global consumer electronics devices sold.
1 Current regions includes Apple Americas and Europe, AT&T Americas and Europe, BT, EE, and Rogers devices
2 Based on 30% EBITDA margin

ENJOY 32

Over time, we expect Commerce at Home will disrupt additional categories, significantly increasing our TAM[1]

	Current Partners	Future Partners	Illustrative Longer-Term Addressable Product Categories				
	Current and New Regions	Developed World Telcos and Other CE Partners	Personal Luxury Goods	High Fashion	Beauty	Fitness	Automotive
Total Addressable Market	$48B	$217B	$1T+				
Premium Product	✓	✓	✓	✓	✓	✓	✓
Product Complexity	✓	✓	✓	✓	✓	✓	✓
Expertise Required	✓	✓	✓	✓	✓	✓	✓
High Attach Rate Opportunity	✓	✓	✓	✓	✓	✓	✓
Deep Consumer Engagement	✓	✓	✓	✓	✓	✓	✓

Source: Gartner, Passport, Company Management, Wall Street Research.
Note: Cumulative addressable market for current partners includes current and new regions. Cumulative addressable market for future partners includes Current Partners, Developed World Telcos and Global Consumer Electronics.
1 Projections use Enjoy management estimates. With respect to projections, see slide 2 "Use of Projections and Description of Key Partnerships" under "Disclaimer."

ENJOY 33

Differentiated business model underpins a potentially superior growth profile with an identified path to profitability Explosive Significant Compelling 1 1 1 Growth Scale Margin Profile 84% $1B+ 30% Revenue 2025E 2025E CAGR ’18A – ’25E Revenue Adj. EBITDA Margin Almost zero customer Asset-light Massive infrastructure acquisition cost model leverage 34 1 Based on management expectations and projections. With respect to projections, see slide 2 “Use of Projections and Description of Key Partnerships” under “Disclaimer.”Differentiated business model underpins a potentially superior growth profile with an identified path to profitability Explosive Significant Compelling 1 1 1 Growth Scale Margin Profile 84% $1B+ 30% Revenue 2025E 2025E CAGR ’18A – ’25E Revenue Adj. EBITDA Margin Almost zero customer Asset-light Massive infrastructure acquisition cost model leverage 34 1 Based on management expectations and projections. With respect to projections, see slide 2 “Use of Projections and Description of Key Partnerships” under “Disclaimer.”

We are ready to scale 1 1 1 Daily Revenue per Mobile Store Daily Mobile Stores Revenue ($) ($M) 24% 48% 84% CAGR CAGR CAGR $911 $1,070 $836 3,219 $783 $645 $707 2,311 $418 1,548 $442 $356 $351 1,038 $245 $198 717 463 356 $109 209 $60 $46 $15 2018A 2019A 2020A 2021E 2022E 2023E 2024E 2025E 2018A 2019A 2020A 2021E 2022E 2023E 2024E 2025E 2018A 2019A2020A 2021E 2022E 2023E 2024E 2025E 35 1 Projections use Enjoy management estimates. With respect to projections, see slide 2 “Use of Projections and Description of Key Partnerships” under “Disclaimer.”We are ready to scale 1 1 1 Daily Revenue per Mobile Store Daily Mobile Stores Revenue ($) ($M) 24% 48% 84% CAGR CAGR CAGR $911 $1,070 $836 3,219 $783 $645 $707 2,311 $418 1,548 $442 $356 $351 1,038 $245 $198 717 463 356 $109 209 $60 $46 $15 2018A 2019A 2020A 2021E 2022E 2023E 2024E 2025E 2018A 2019A 2020A 2021E 2022E 2023E 2024E 2025E 2018A 2019A2020A 2021E 2022E 2023E 2024E 2025E 35 1 Projections use Enjoy management estimates. With respect to projections, see slide 2 “Use of Projections and Description of Key Partnerships” under “Disclaimer.”

We have been able to grow revenues during the global pandemic, which was challenging for an experience-driven company North America Monthly Revenue ($M) 28% YoY growth Revenue impacted by fewer indoor experiences, delays in product launches, 6.0000 200% and fewer stores as employees practiced safety protocols. $5.5 $5.2 $4.9 4.5000 150% $4.2 $4.1 $4.1 $3.9 $3.8 $3.7 $3.7 $3.5 3.0000 100% 92% 92% 9 91% 1% $2.7 $2.4 57 57% % 1.5000 50% 30% 30% 27 27% % 26% 26% 2 25% 5% 18 18% % 8% 8% 4% 4% 2% 2% 0% 0% 0% 0% 0.0000 0% Jan '20 Feb '20 Mar '20 Apr '20 May '20 Jun '20 Jul '20 Aug '20 Sept '20 Oct '20 Nov '20 Dec '20 Jan '21 36 Indoor experiencesWe have been able to grow revenues during the global pandemic, which was challenging for an experience-driven company North America Monthly Revenue ($M) 28% YoY growth Revenue impacted by fewer indoor experiences, delays in product launches, 6.0000 200% and fewer stores as employees practiced safety protocols. $5.5 $5.2 $4.9 4.5000 150% $4.2 $4.1 $4.1 $3.9 $3.8 $3.7 $3.7 $3.5 3.0000 100% 92% 92% 9 91% 1% $2.7 $2.4 57 57% % 1.5000 50% 30% 30% 27 27% % 26% 26% 2 25% 5% 18 18% % 8% 8% 4% 4% 2% 2% 0% 0% 0% 0% 0.0000 0% Jan '20 Feb '20 Mar '20 Apr '20 May '20 Jun '20 Jul '20 Aug '20 Sept '20 Oct '20 Nov '20 Dec '20 Jan '21 36 Indoor experiences

As we come out of the pandemic, we expect increases in Visits per Mobile Store and Revenue per Visit 1 1 1 Visits per Mobile Store Day Revenue per Visit ($) Daily Revenue per Mobile Store ($) $96 $645 $72 $66 $418 6.8 $356 5.8 5.4 2020A 2021E 2022E 2020A 2021E 2022E 2020A 2021E 2022E 2022E forecast assumes normalization from COVID-19 pandemic. 37 1 Projections use Enjoy management estimates. With respect to projections, see slide 2 “Use of Projections and Description of Key Partnerships” under “Disclaimer.” As we come out of the pandemic, we expect increases in Visits per Mobile Store and Revenue per Visit 1 1 1 Visits per Mobile Store Day Revenue per Visit ($) Daily Revenue per Mobile Store ($) $96 $645 $72 $66 $418 6.8 $356 5.8 5.4 2020A 2021E 2022E 2020A 2021E 2022E 2020A 2021E 2022E 2022E forecast assumes normalization from COVID-19 pandemic. 37 1 Projections use Enjoy management estimates. With respect to projections, see slide 2 “Use of Projections and Description of Key Partnerships” under “Disclaimer.”

Clear line of sight to achieve near term core metrics

Ample room to achieve more Visits per Mobile Store Day[1]

Open 10 hours a day

25mins illustrative **travel time per visit**

35mins illustrative **time per visit**

2021E
Visits per Mobile Store Day
5.8



Available time
162 min
Travel & Visits
348 min
Training & personal time
90 min

2022E
Visits per Mobile Store Day
6.8



Available time
102 min
Training & personal time
90 min
Travel & Visits
408 min

Multiple levers to exceed 2021E & 2022E Revenue per Visit targets[1]



2022E
$96
2021E
$72
$66
$73
$7+
$11+
$12+
$5+
$108+
2020A
Est. Q1 '21 Exit Rate
Indoor Visits
Live Catalog
Cross-Selling
Increased Solutions
Total

1 Projections use Enjoy management estimates. With respect to projections, see slide 2 "Use of Projections and Description of Key Partnerships" under "Disclaimer."

ENJOY 38

We are at a critical inflection point in our profitability

2020A Daily Profit per Mobile Store

($93)

(26%) margin


$448
$346
$356
Expert[2]
$102
Vehicle & Other
Cost per Day
Revenue per Day

2021E Daily Profit per Mobile Store[1]

($3)

(1%) margin


$421
$418
$337
Expert[2]
$84
Vehicle & Other
Cost per Day
Revenue per Day

2022E Daily Profit per Mobile Store[1]

$234

36% margin


$645
$411
$334
Expert[2]
$77
Vehicle & Other
Cost per Day
Revenue per Day

1 Projections use Enjoy management estimates. With respect to projections, see slide 2 "Use of Projections and Description of Key Partnerships" under "Disclaimer."
2 Based on a 10 hour day, hourly wage benefits and expert productivity.

ENJOY 39

18 locations in the U.S. had positive Mobile Store profit in 2H 2020 Mobile Store profit margin by location 31% 23% 19% 19% 15% 14% 12% 11% 10% 9% 9% 6% 5% 5% 5% 4% 2% 1% New Orleans San Antonio Austin Columbus Milwaukee Jacksonville New Jersey Tulsa Indianapolis Detroit St. Louis Little Rock Raleigh Minneapolis Philadelphia San Diego Salt Lake City Sacramento Represents 18 of 56 locations in the U.S. 40 Source: Enjoy data as of 2H 2020.18 locations in the U.S. had positive Mobile Store profit in 2H 2020 Mobile Store profit margin by location 31% 23% 19% 19% 15% 14% 12% 11% 10% 9% 9% 6% 5% 5% 5% 4% 2% 1% New Orleans San Antonio Austin Columbus Milwaukee Jacksonville New Jersey Tulsa Indianapolis Detroit St. Louis Little Rock Raleigh Minneapolis Philadelphia San Diego Salt Lake City Sacramento Represents 18 of 56 locations in the U.S. 40 Source: Enjoy data as of 2H 2020.

Our infrastructure can be leveraged to provide additional capacity for growth

Infrastructure Leverage



New country expansion begins in 2023
Infrastructure Expense ($M)
Revenue ($M)
Infrastructure Expense as a % of Revenue
173%
151%
116%
59%
39%
31%
25%
$79
$46
$91
$60
$127
$109
$144
$245
$173
$442
$216
$707
$266
$1,070
2019A
2020A
2021E1
2022E1
2023E1
2024E1
2025E1

Reserve capacity[2]	69%	71%	65%	48%	38%	30%	22%

1 With respect to projections, see slide 2 "Use of Projections and Description of Key Partnerships" under "Disclaimer."
2 Represents management estimates of Enjoy House (warehouse) utilization over the course of each respective year. Utilization is the product of vehicle operational capacity and long-term visit per mobile store assumption.

ENJOY 41

Summary financials and projections

($ millions)	2018A	2019A[1]	2020A	2021E[2]	2022E[2]	2023E[2]	2024E[2]	2025E[2]
Total Revenue	$15	$46	$60	$109	$245	$442	$707	$1,070
% growth	*—*	*202%*	*32%*	*81%*	*124%*	*81%*	*60%*	*51%*
Mobile Store Profit[3]	($16)	($8)	($16)	($1)	$89	$211	$360	$587
% of revenue	*(107%)*	*(18%)*	*(26%)*	*(1%)*	*36%*	*48%*	*51%*	*55%*
Adj. EBITDA[4]	($72)	($87)	($107)	($128)	($55)	$38	$144	$321
% of revenue	*(478%)*	*(191%)*	*(177%)*	*(117%)*	*(23%)*	*9%*	*20%*	*30%*

1 2019A financial results were taken from the Company's audited consolidated financial information.
2 Projections use Enjoy management estimates. With respect to projections, see slide 2 "Use of Projections and Description of Key Partnerships" under "Disclaimer."
3 Mobile Store Profit is defined as revenue minus cost of revenue.
4 Adjusted EBITDA is shown for illustrative purposes only and is not a metric the Company uses to evaluate financial performance. With respect to Non-GAAP financial measures, see slide 2 "Financial Information; Non-GAAP Financial Measures" under "Disclaimer" and reconciliation set forth in Appendix on slide 51.

ENJOY 42

Attractive growth opportunities New Categories Geographic and Partnership Expansion Growth in Revenue per Mobile Store Incremental Business • Personal Luxury Goods Opportunities • High Fashion • Footprint growth in existing markets • Beauty • Artificial intelligence • Additional • Fitness • New visit types international • Technology • Automotive geographies innovations • New customer segments • Incremental • New products new partners and services Further investment in engineering and R&D to enhance our technology platform and support business expansion. 43Attractive growth opportunities New Categories Geographic and Partnership Expansion Growth in Revenue per Mobile Store Incremental Business • Personal Luxury Goods Opportunities • High Fashion • Footprint growth in existing markets • Beauty • Artificial intelligence • Additional • Fitness • New visit types international • Technology • Automotive geographies innovations • New customer segments • Incremental • New products new partners and services Further investment in engineering and R&D to enhance our technology platform and support business expansion. 43

Transaction 44Transaction 44

Enjoy is in a category of one Service-oriented Marketplaces Other Service-oriented Commerce at Home Disruptive Commerce and E-commerce Marketplaces E-commerce Marketplaces ✓ Massive TAM ✓ Product and services requiring ✓ Capital light models with high ✓ Significant market share and higher level of technical skill consumer engagement consumer perspective on ✓ Strong top-line growth differentiation ✓ Large, durable moat ✓ Technology driven back-end ✓ Leaders with unrivaled ✓ Almost zero customer for partner integration consumer scale in last-mile ✓ Continued evolution of acquisition cost and selling delivery product and brand drives and marketing expense ✓ Mix of on-demand and long-term growth ✓ Attractive unit economics marketplace segments with ✓ Structurally higher strong market fundamentals profitability at scale 45Enjoy is in a category of one Service-oriented Marketplaces Other Service-oriented Commerce at Home Disruptive Commerce and E-commerce Marketplaces E-commerce Marketplaces ✓ Massive TAM ✓ Product and services requiring ✓ Capital light models with high ✓ Significant market share and higher level of technical skill consumer engagement consumer perspective on ✓ Strong top-line growth differentiation ✓ Large, durable moat ✓ Technology driven back-end ✓ Leaders with unrivaled ✓ Almost zero customer for partner integration consumer scale in last-mile ✓ Continued evolution of acquisition cost and selling delivery product and brand drives and marketing expense ✓ Mix of on-demand and long-term growth ✓ Attractive unit economics marketplace segments with ✓ Structurally higher strong market fundamentals profitability at scale 45

Valuation Benchmarking 1 Service-oriented Marketplaces and E-commerce Other Service-oriented Marketplaces Disruptive Commerce Marketplaces E-commerce² 3 Avg: 18.9x Avg: 5.2x Avg: 5.7x 4 Avg: 15.0x EV / Revenue CY 2022 24.4x 20.9x 19.8x E-commerce Peers’ 11.4x Gross Profit Most 10.2x 10.1x 7.6x Comparable to 5.7x 4.8x 4.9x Enjoy and Other 4.6x 3.9x 3.8x 4.1x 2.3x Peer Revenue 1.9x 1.1x Avg: 53% Avg: 21% Avg: 26% Avg: 24% Revenue Growth 81% CY 2022-2023 65% 50% 45% 40% 31% 28% 26% 22% 22% 22% 20% 20% 15 % EV / Growth Adj. 0.55 x 0.42 x 0.17 x 0.91 x 0.51 x 0.21 x 0.19 x 0.10 x 0.36 x 0.15 x 0.25 x 0.26 x 0.19 x 0.06x 4 Revenue CY 2022 Source: FactSet as of 03/26/2021. 1 Light blue boxes represent EV / CY2022 Gross Profit multiple for companies where gross profit is more comparable to Enjoy revenue. 2 E-commerce multiples reflect EV / Gross Profit and Growth Rate reflects Gross Profit Growth. 46 3 Projections use Enjoy management estimates. With respect to projections, see slide 2 “Use of Projections and Description of Key Partnerships” under “Disclaimer.” 4 EV / Growth Adj. Revenue calculated as EV / Revenue divided by Revenue Growth except for E-commerce Peers which are calculated as EV / Gross Profit divided by Gross Profit Growth. Privileged and Confidential Valuation Benchmarking 1 Service-oriented Marketplaces and E-commerce Other Service-oriented Marketplaces Disruptive Commerce Marketplaces E-commerce² 3 Avg: 18.9x Avg: 5.2x Avg: 5.7x 4 Avg: 15.0x EV / Revenue CY 2022 24.4x 20.9x 19.8x E-commerce Peers’ 11.4x Gross Profit Most 10.2x 10.1x 7.6x Comparable to 5.7x 4.8x 4.9x Enjoy and Other 4.6x 3.9x 3.8x 4.1x 2.3x Peer Revenue 1.9x 1.1x Avg: 53% Avg: 21% Avg: 26% Avg: 24% Revenue Growth 81% CY 2022-2023 65% 50% 45% 40% 31% 28% 26% 22% 22% 22% 20% 20% 15 % EV / Growth Adj. 0.55 x 0.42 x 0.17 x 0.91 x 0.51 x 0.21 x 0.19 x 0.10 x 0.36 x 0.15 x 0.25 x 0.26 x 0.19 x 0.06x 4 Revenue CY 2022 Source: FactSet as of 03/26/2021. 1 Light blue boxes represent EV / CY2022 Gross Profit multiple for companies where gross profit is more comparable to Enjoy revenue. 2 E-commerce multiples reflect EV / Gross Profit and Growth Rate reflects Gross Profit Growth. 46 3 Projections use Enjoy management estimates. With respect to projections, see slide 2 “Use of Projections and Description of Key Partnerships” under “Disclaimer.” 4 EV / Growth Adj. Revenue calculated as EV / Revenue divided by Revenue Growth except for E-commerce Peers which are calculated as EV / Gross Profit divided by Gross Profit Growth. Privileged and Confidential

Operational Benchmarking



Service-oriented Marketplaces and E-commerce
Other Service-oriented Marketplaces
Disruptive Commerce
ENJOY 2
E-commerce1
Marketplaces
CARVANA
Opendoor
vroom
fiverr.
Upwork
Uber
lyft
Delivery Hero
DOORDASH
GRUBHUB
FARFETCH
PELOTON
TheRealReal
Gross Profit Margin CY 2022
Avg: 11%
Avg: 79%
Avg: 50%
Avg: 51%
36%
55%
16%
9%
9%
83%
74%
58%
57%
26%
53%
55%
47%
43%
64%
CY 2022
CY 2025
Sales & Marketing as % of Revenue CY 2022
Avg: 38%
Avg: 39%
Avg: 21%
Avg: 28%
<1%
<1%
27 %
46 %
41 %
43 %
35 %
24 %
14 %
17 %
30 %
20 %
52 %
19 %
12 %
CY 2022
CY 2025

Source: FactSet as of 03/15/2021.
1 E-commerce sales and marketing as a percentage of revenue reflects sales and marketing as a percentage of gross profit
2 Projections use Enjoy management estimates. With respect to projections, see slide 2 "Use of Projections and Description of Key Partnerships" under "Disclaimer."

ENJOY 47

Transaction creates significant future upside for new shareholders[2]

Implied EV Based on Comparable Companies ($ millions)

2025E Adjusted EBITDA	$321
Illustrative Fwd. Multiple	20.0x
Future Enterprise Value (at Dec-2024)	**$6,413**
% Total Return through Dec-2024[1]	*443%*
Illustrative Discount Rate	30%
PV of Future Enterprise Value (at Mar-2021)	**$2,588**
% Upside to $1.3B TEV	*119%*
Implied Market Share	
% of Current Regions	2.2%
% of Current Categories	0.5%

Summary of Approach

- Applies a range of 15x – 25x to Enjoy's 2025E EBITDA to arrive at an implied future enterprise value at Dec-2024
- Future enterprise value is discounted to Jun-2021 to arrive at the present value of future enterprise value
- Applies a range of multiples based on EV/EBITDA Multiples of larger, mature peers already at steady-state margins

Implied EV at Various Multiples ($ millions)

	Forward EBITDA Multiple		
	15.0x	20.0x	25.0x
Future Enterprise Value	**$4,810**	**$6,413**	**$8,016**
% Total Return Through Dec-2024	*258%*	*378%*	*497%*
PV of Future Enterprise Value	**$1,828**	**$2,427**	**$3,026**
% Upside to $1.3B TEV	*36%*	*81%*	*126%*
Implied EV / 2025E Revenue	4.5x	6.0x	7.5x

1 Based on $1,180mm transaction enterprise value.
2 Projections use Enjoy management estimates. With respect to projections, see slide 2 "Use of Projections and Description of Key Partnerships" under "Disclaimer."
Note: Assumes $47m of net debt. Future value figures discounted to 30-Jun-2021.

ENJOY 48

Transaction Summary

- **Marquee Raine Acquisition Corp. (MRAC) to combine with Enjoy Technology**
- Implied pro forma enterprise value of $1.18 billion
  - Represents an attractive pro forma multiple of 4.8x 2022E Revenue and 13.3x 2022E Gross Profit
- Concurrent with the transaction, MRAC is seeking to raise up to $80m in a PIPE at $10.00 per share
- Existing shareholders of Enjoy Technology to maintain approximately 67% ownership[2]

Illustrative sources & uses ($ millions)[1]

Sources	
Cash from trust	$374
Cash from PIPE	$80
Seller rollover equity[2]	$1,104
Seller rollover cash	$103
Total	**$1,660**

Uses	
Seller rollover equity[2]	$1,104
Cash to balance sheet	$460
Existing debt paydown	$47
Deal down expenses[4]	$50
Total	**$1,660**

Pro forma enterprise value ($ millions)

Share price	$10.00
Pro forma shares outstanding[3]	164.0
Equity value	**$1,640**
(-) Cash on balance sheet	*-$460*
(+) Debt	–
Pro forma enterprise value	**$1,180**
Pro forma EV / 2022E Revenue	*4.8x*
Pro forma EV / 2022E Gross profit	*13.3x*

Illustrative pro forma ownership at close


5%
MRAC sponsor shares6
5%
PIPE investors
23%
MRAC public shares
67%
Sellers' rollover equity

Note: Balance sheet items are as of 3/31/21E
(1) Assumes no redemptions from SPAC public stockholders and that new shares are issued at a price of $10.00.
(2) Equity rollover includes (i) shares of common stock issued to Enjoy security holders and (ii) shares of common stock reserved for issuance in respect of Enjoy options and warrants assumed in the transaction.
(3) Cash includes committed capital that is expected to close around April 30, 2021
(4) Inclusive of deferred underwriting commission to SPAC underwriters and legal, PIPE, advisory and other fees.
(5) Total shares include 110.4 million rollover equity shares and shares reserved for issuance in respect of options and warrants assumed in the transaction, 37.4 million MRAC public shares, 8.0 million shares from PIPE and 8.2 million MRAC founder shares. Assumes no redemptions.
(6) Excludes shares subject to forfeiture in the event the applicable milestone is not achieved on or prior to the fifth anniversary of the closing.

ENJOY 49

Appendix 50Appendix 50

Non-GAAP Reconciliations 1 2019A 2020A ($ millions) GAAP Net Loss ($90) ($158) Provision for income taxes $0 $0 Interest expense $1 $2 Interest income ($2) ($0) Other expense $0 $1 Unrealized loss on long-term convertible loan – $43 GAAP Loss from Operations ($90) ($112) Adjustments: Depreciation and amortization $2 $3 Stock-based compensation $1 $2 One-time transaction related expenses – $0 2 Adjusted EBITDA ($87) ($107) 1 2019A financial results were taken from the Company’s audited consolidated financial information. 48 51 2 Adjusted EBITDA is shown for illustrative purposes only and is not a metric the Company uses to evaluate financial performance. With respect to Non-GAAP financial 51 measures, see slide 2 “Financial Information; Non-GAAP Financial Measures” under “Disclaimer ”Non-GAAP Reconciliations 1 2019A 2020A ($ millions) GAAP Net Loss ($90) ($158) Provision for income taxes $0 $0 Interest expense $1 $2 Interest income ($2) ($0) Other expense $0 $1 Unrealized loss on long-term convertible loan – $43 GAAP Loss from Operations ($90) ($112) Adjustments: Depreciation and amortization $2 $3 Stock-based compensation $1 $2 One-time transaction related expenses – $0 2 Adjusted EBITDA ($87) ($107) 1 2019A financial results were taken from the Company’s audited consolidated financial information. 48 51 2 Adjusted EBITDA is shown for illustrative purposes only and is not a metric the Company uses to evaluate financial performance. With respect to Non-GAAP financial 51 measures, see slide 2 “Financial Information; Non-GAAP Financial Measures” under “Disclaimer ”